UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2004

                            MERRIMAC INDUSTRIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                     0-11201                   22-1642321
       --------                     -------                   ----------
(State of incorporation)     (Commission File Number)        (IRS Employer
                                                          Identification Number)

      41 Fairfield Place, West Caldwell, New Jersey              07006
      ---------------------------------------------              -----
      (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (973) 575-1300

ITEM 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(c) Exhibits.

99.1 Press release dated May 17, 2004 issued by Merrimac Industries, Inc., announcing results of operations for the first quarter ended April 3, 2004.

ITEM 12. Results of Operations and Financial Condition.

On May 17, 2004, Merrimac Industries, Inc. issued a press release announcing results of operations for the first quarter ended April 3, 2004. The entire text of the press release is furnished as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2004

                                            MERRIMAC INDUSTRIES, INC.

                                            By: /s/ Robert V. Condon
                                            ----------------------------------
                                            Name: Robert V. Condon
                                            Title: Vice President, Finance and
                                                   Chief Financial Officer